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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 July 5, 2000
                                Date of Report
                       (Date of earliest event reported)

                                INFOSPACE, INC.
            (Exact name of Registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)

                       0-25131                         91-1718107
                (Commission File No.)      (IRS Employer Identification Number)


                     601 - 108/th/ Avenue N.E., Suite 1200
                          Bellevue, Washington 98004
                   (Address of Principal Executive Offices)

                                 425-201-6100
             (Registrant's Telephone Number, Including Area Code)
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Item 5.    OTHER EVENTS
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     On April 7, 2000, InfoSpace, Inc., a Delaware corporation ("InfoSpace"),
IQorder Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of InfoSpace, IQorder.com, Inc., an Arizona corporation ("IQorder") and certain other parties entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement"), providing for the acquisition of IQorder by InfoSpace. The merger of IQorder Acquisition Corporation with and into IQorder became effective on July 5, 2000.

     Pursuant to the Reorganization Agreement, InfoSpace is issuing 989,959 shares (or options to purchase shares) of its common stock in exchange for all of the outstanding shares of IQorder capital stock, options and warrants, 99,136 shares of which will be deposited into an escrow account to secure certain indemnification obligations of the shareholders of IQorder. For accounting purposes, the acquisition will be accounted for as a purchase. The transaction is valued at approximately $54,695,000 based on the average of the closing prices of InfoSpace common stock for the 5 trading days prior to April 7, 2000 and the 5 trading days prior to July 3, 2000. It is intended that the transaction be treated as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended.

     The foregoing summary is qualified in its entirety by reference to the full text of the Reorganization Agreement, which is attached hereto as Exhibit 2.1, and Amendment No. 1 thereto, which is attached hereto as Exhibit 2.2, both of which are incorporated by reference herein.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS
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     (c)  EXHIBITS.

     2.1 Agreement and Plan of Reorganization, dated as of April 7, 2000, by and among the Registrant, IQorder and certain other parties.

     2.2 Amendment No. 1 to the Agreement and Plan of Reorganization, dated May 25, 2000, by and among Registrant, IQorder and certain other parties.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  August 15, 2000

                                     INFOSPACE, INC.


                                     By:    /s/ Ellen B. Alben
                                         ---------------------
                                     Name:  Ellen B. Alben
                                     Title: Senior Vice President,
                                            Legal and Business Affairs

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                                 EXHIBIT INDEX


Exhibit No.    Description
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  2.1          Agreement and Plan of Reorganization, dated as of April 7, 2000, by and among the Registrant, IQorder and certain other parties.

  2.2 Amendment No. 1 to the Agreement and Plan of Reorganization, dated May 25, 2000, by and among Registrant, IQorder and certain other parties.

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